SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934, as amended

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

THE ADVISORS’ INNER CIRCLE FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

SAROFIM EQUITY FUND

a series of

THE ADVISORS’ INNER CIRCLE FUND

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the “Meeting”) of Sarofim Equity Fund (the “Fund”), a series of The Advisors’ Inner Circle Fund (the “Trust”). The Meeting is scheduled to be held at 10:00 a.m., Eastern Time, on September 23, 2022 at the offices of SEI Investments Company, One Freedom Drive, Oaks, PA 19456. If you are a shareholder of record of the Fund as of the close of business on July 20, 2022, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

Fayez Sarofim & Co. (“Sarofim”) currently serves as investment adviser to the Fund. At the Meeting, shareholders of the Fund will be asked to approve a new investment advisory agreement (the “New Agreement”) between Sarofim and the Trust, on behalf of the Fund (the “Proposal”). The New Agreement has the same advisory fee and terms as the prior investment advisory agreement (the “Prior Agreement”) between Sarofim and the Trust, on behalf of the Fund, except with respect to the date. As discussed in more detail in the accompanying materials, you are being asked to approve the Proposal because the Prior Agreement was deemed under applicable law to have terminated as a result of a transaction involving a change in the ownership of Sarofim.

The Board of Trustees of The Advisors’ Inner Circle Fund has unanimously approved the Proposal and recommends that you vote “FOR” the Proposal as described in the proxy statement.

Your vote is important to us. Please review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting and vote. You may also vote your shares by telephone or through the Internet. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Fund, who will remind you to vote your shares.

Thank you for your attention and consideration of this important Proposal and for your investment in the Fund. If you need additional information, please call shareholder services at 1-855-727-6346.

Sincerely,

/s/ Michael Beattie

Michael Beattie

President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

SAROFIM EQUITY FUND

a series of

THE ADVISORS’ INNER CIRCLE FUND

One Freedom Valley Drive

Oaks, Pennsylvania 19456

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 23, 2022

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Sarofim Equity Fund (the “Fund”), a series of The Advisors’ Inner Circle Fund (the “Trust”), will be held on September 23, 2022, at 10:00 a.m., Eastern time, at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456.

At the Meeting, shareholders of record of the Fund (“Shareholders”) will be asked to approve a new investment advisory agreement (the “New Agreement”) between Fayez Sarofim & Co. (“Sarofim”) and the Trust, on behalf of the Fund, and to transact such other business, if any, as may properly come before the Meeting.

All Shareholders are cordially invited to attend the Meeting and vote. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that it is received before the Meeting is called to order, the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting at the Meeting.

Shareholders of record of the Fund at the close of business on July 20, 2022 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting To Be Held on September 23, 2022.

The proxy statement is available on the Internet at vote.proxyonline.com/aic/docs/sarofim.pdf.

By Order of the Board of Trustees

/s/ Michael Beattie

Michael Beattie

President

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, below is a brief overview of the matter that requires your vote as a shareholder of Sarofim Equity Fund (the “Fund”), a series of The Advisors’ Inner Circle Fund (the “Trust”).

QUESTIONS AND ANSWERS

Q.	Why am I being asked to vote on a new advisory agreement for the Fund?

A.	Fayez Sarofim & Co. (“Sarofim”) serves as investment adviser to the Fund. On May 28, 2022, Mr. Fayez S. Sarofim, the founder, the Chairman, Director and indirect majority shareholder of Sarofim, unexpectedly passed away. As a result, his ownership of the shares in the Sarofim Group, Inc., the 100% direct owner of Sarofim, were transferred and are now controlled by a voting trust under the control of the trustee, Christopher B. Sarofim, Fayez Sarofim’s oldest son (the “Transaction”). Mr. Christopher B. Sarofim previously served as the Vice Chairman, a Director and a member of Sarofim’s investment committee and now serves as the Chairman, a Director and a member of Sarofim’s investment committee.

You are being asked to approve a new investment advisory agreement between Sarofim and the Trust, on behalf of the Fund (the “New Agreement”) because the Transaction was considered to have resulted in a change of control of Sarofim under the Investment Company Act of 1940, as amended, and accordingly in the assignment and automatic termination of the investment advisory agreement pursuant to which Sarofim provides investment advisory services to the Fund (the “Prior Agreement”). In order to ensure continued investment advisory services for the Fund, at a meeting on June 8, 2022 (the “Board Meeting”), the Board of Trustees of the Trust (the “Board”) unanimously approved an interim advisory agreement (the “Interim Agreement”) between Sarofim and the Trust, on behalf of the Fund, effective upon the closing of the Transaction, pursuant to which Sarofim currently serves as investment adviser to the Fund. It is proposed that shareholders approve the New Agreement to enable Sarofim to continue to serve as the investment adviser to the Fund following the expiration of the Interim Agreement.

Q.	How has the Transaction affected me as a shareholder?

A.	The Transaction did not result in any changes to the organization or structure of the Fund. You still own the same shares in the same Fund. If the New Agreement is approved, Sarofim will continue to provide advisory services to the Fund on the same terms, and at the same advisory fee rate, as Sarofim provided under the Prior Agreement. Mr. Fayez S. Sarofim no longer serves as a portfolio manager of the Fund, but W. Gentry Lee, Jr., Reynaldo Reza and Alan R. Christensen each continue to serve as a portfolio manager of the Fund.

Q.	How does the New Agreement differ from the Prior Agreement?

A.	The terms of the New Agreement are identical to the terms of the Prior Agreement, except with respect to the date.

Q.	How do the Trustees suggest that I vote?

A.	After careful consideration, the Board unanimously approved the New Agreement at the Board Meeting, and recommended that you vote “FOR” the approval of the New Agreement. Please see “Board Considerations in Approving the New Agreement” in the enclosed proxy statement for more information.

Q.	What happens if the New Agreement is not approved?

A.	At the Board Meeting, the Board also approved the Interim Agreement, which became effective for the Fund on the date of the closing of the Transaction, allowing Sarofim to provide investment advisory services for the Fund for up to 150 days after termination of the Prior Agreement while the Fund seeks shareholder approval of the New Agreement. If the New Agreement is not approved by shareholders, Sarofim will continue to provide services to the Fund under the Interim Agreement until its term expires or is otherwise terminated, and the Board will consider what further action is in the best interests of the Fund and its shareholders, which may include resubmitting the New Agreement to shareholders for approval.

Q.	Will my vote make a difference?

A.	Yes. Every vote is important and we encourage all shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed proxy card or by telephone or Internet may help save the costs of further solicitations. The Fund has retained the proxy communications and solicitation advisory firm AST Fund Solutions, LLC (“AST”), 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660, to aid in the solicitation of proxies. The anticipated costs associated with the solicitation of proxies by AST for the Proposal and related costs is approximately $7,869, which will be borne by Sarofim.

Q.	How do I place my vote?

A.	You may provide the Trust with your vote via mail, by Internet, by telephone, or in person at the Meeting. Please follow the enclosed instructions to utilize any of these voting methods.

Q.	Whom do I call if I have questions?

A.	If you need additional voting information, please call 1-877-361-7971 Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

2

SAROFIM EQUITY FUND

a series of

THE ADVISORS’ INNER CIRCLE FUND

One Freedom Valley Drive

Oaks, Pennsylvania 19456

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON September 23, 2022

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors’ Inner Circle Fund (the “Trust”) for use at the Special Meeting of Shareholders of Sarofim Equity Fund (the “Fund”) to be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456 on September 23 at 10:00 a.m. Eastern time and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the “Meeting”). Shareholders of record of the Fund at the close of business on July 20, 2022 (the “Record Date” and such shareholders, “Shareholders”) are entitled to vote at the Meeting. The proxy card and this proxy statement are first being mailed to Shareholders on or about August [●], 2022.

The Trust currently offers one class of shares of beneficial interest of the Fund (“Shares”). Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Fund had [●] Shares issued and outstanding.

As used in this proxy statement, the Trust’s Board of Trustees is referred to as the “Board,” and the term “Trustee” includes each trustee of the Trust. A Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is referred to in this proxy statement as an “Independent Trustee.”

PROPOSAL – APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

The Change in Control of Fayez Sarofim & Co.

Fayez Sarofim & Co. (“Sarofim”) serves as investment adviser to the Fund. On May 28, 2022, Mr. Fayez S. Sarofim, the founder, the Chairman, Director and indirect majority shareholder of Sarofim, unexpectedly passed away. As a result, his ownership of the shares in the Sarofim Group, Inc. (the “Holding Company”), the 100% direct owner of Sarofim, are now controlled by a voting trust (“Sarofim SGI Voting Trust”) under the control of the trustee, Christopher B. Sarofim, Fayez Sarofim’s oldest son (the “Transaction”). The Transaction, which was conditioned on (i) the proper formation of Sarofim SGI Voting Trust; (ii) the appointment of the trustee; and (iii) the transfer of shares to Sarofim SGI Voting Trust with the Holding Company’s consent, was completed on June 6, 2022 (the “Closing”).

After the Closing, Vice Chairman Christopher B. Sarofim became Chairman of Sarofim, and Gentry Lee continued as Chief Executive Officer and assumed the title of Chief Investment Officer after having shared this title with Mr. Fayez S. Sarofim since 2015. Mrs. Raye White, who founded the firm with Mr. Fayez S. Sarofim in 1958, and Alan Christensen continue in their roles as Executive Vice President and President of Sarofim, respectively.

Sarofim believes the Transaction benefits Shareholders because it effectuates Mr. Fayez S. Sarofim’s succession plan, which was designed to provide continuity such that the Fund would continue to be managed pursuant to the same investment process, strategy and investment approach as consistently as possible with Shareholders’ initial expectations when investing in the Fund.

The Transaction was deemed to have resulted in a change of control of Sarofim under the 1940 Act, resulting in the assignment, and automatic termination, of the investment advisory agreement between Sarofim and the Trust, on behalf of the Fund (the “Prior Agreement”). Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory contract when it is assigned. As a result, Shareholders of the Fund are being asked to approve a new investment advisory agreement between Sarofim and the Trust, on behalf of the Fund (the “New Agreement”), so that Sarofim’s day-to-day management of the Fund’s portfolio as the Fund’s investment adviser may continue without any interruption. Shareholders are not being asked to approve the Transaction.

As discussed in greater detail below, at a meeting held on June 8, 2022 (the “Board Meeting”), the Fund’s Board of Trustees approved the New Agreement, to become effective upon Shareholder approval of the New Agreement. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the New Agreement to the Fund’s Shareholders. At the Board Meeting, the Board also approved an interim advisory agreement (the “Interim Agreement”) between Sarofim and the Trust, on behalf of the Fund, which became effective for the Fund as of the date of the Closing, under which Sarofim may provide investment advisory services for the Fund for up to 150 days after termination of the Prior Agreement while the Fund seeks shareholder approval of the New Agreement.

The Transaction did not result in any changes to the organization or structure of the Fund. You still own the same shares in the same Fund. If the New Agreement is approved, Sarofim will continue to serve as the Fund’s investment adviser, and none of the Fund’s other service providers have changed in connection with the Transaction. Under the New Agreement, Sarofim will provide the same advisory services to the Fund on the same terms as Sarofim provided under the Prior Agreement. The advisory fee rate paid by the Fund to Sarofim under the Prior Agreement will remain unchanged under the New Agreement.

If the New Agreement is not approved by Shareholders, the Board will consider such further action as it deems in the best interests of Shareholders, which may include resubmitting the New Agreement to Shareholders for approval.

Required Vote

Shareholders of the Fund will vote on the Proposal. In general, the 1940 Act requires all new investment advisory agreements to be approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of a registered investment company. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities (a “1940 Act Majority”). Approval of the Proposal with respect to the Fund requires the affirmative vote of a 1940 Act Majority of the Fund’s shares. Accordingly, the purpose of this Proxy Statement is to submit the New Agreement to a vote of the Fund’s Shareholders pursuant to the requirements of the 1940 Act described above.

Voting Authority of Fayez Sarofim and Co.

As of the Record Date, Sarofim owned approximately [XX] Shares of the Fund and therefore possesses voting authority with respect to approximately [XX]% of the outstanding Shares of the Fund as of the Record Date. Sarofim will vote such Shares in favor of the Proposal.

Description of the Material Terms of the Prior Agreement, the New Agreement, and the Interim Agreement

•	Material Terms of the Prior Agreement and the New Agreement

The Prior Agreement, dated July 3, 2013, was initially approved by the Board for a term of two years on May 15, 2013. The Prior Agreement was approved by the Fund’s initial shareholder on January 17, 2014 when the Fund commenced investment operations.

The New Agreement will become effective upon the approval by the Fund’s Shareholders. The terms of the New Agreement are identical to the terms of the Prior Agreement, except with respect to the date. Set forth below is a summary of material terms of the New Agreement. The form of the New Agreement is included as Appendix A. Although the summary of material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix A, Shareholders should still read the summary below carefully.

The advisory fee rate under the Prior Agreement and the New Agreement is the same. The fee rate paid to Sarofim by the Fund will remain at 0.50% of the Fund’s average daily net assets. In addition, the Fund’s operating expenses are not expected to increase as a result of the Transaction or entering into the New Agreement.

The New Agreement would require Sarofim to provide the same services as Sarofim provided under the Prior Agreement. Sarofim shall, subject to the supervision of the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund’s assets consistent with the investment objectives and policies of the Fund.

The New Agreement has the same duration and termination provisions as the Prior Agreement. The New Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not “interested persons” (as defined in the 1940 Act) of any party to the New Agreement, at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Fund. It may be terminated (i) by the Trust, without the payment of any penalty, (ii) by a vote of the Board or (iii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund, in each case upon 60 days’ prior written notice to Sarofim. It may also be terminated at any time upon 60 days’ prior written notice by Sarofim to the Trust, without the payment of any penalty, and shall automatically terminate in the event of its assignment.

The New Agreement subjects Sarofim to the same standard of care and liability to which it was subject under the Prior Agreement.

•	Information on Investment Advisory Fees Paid

As noted above, the advisory fees payable under the New Agreement are the same as the advisory fees payable under the Prior Agreement and the Interim Agreement. Under the New Agreement, Sarofim will continue to receive a fee, computed daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. The following table shows: (i) the dollar amount of fees paid to Sarofim by the Fund pursuant to the Prior Agreement; (ii) the dollar amount of fees waived by Sarofim pursuant to a contractual fee waiver agreement in place for the Fund; and (iii) the dollar amount of net advisory fees paid to Sarofim by the Fund, each for the most recent fiscal year ended December 31, 2021:

Fund Name	Advisory Fees Paid	Advisory Fees Waived	Net Advisory Fees Paid
Sarofim Equity Fund	$612,910	$69,580	$543,330

•	The Interim Agreement

At the Board Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved an interim agreement between Sarofim and the Trust on behalf of the Fund (the “Interim Agreement”). The Interim Agreement took effect on the Closing date and will continue in effect for a term ending on the earlier of 150 days from the Closing date or when Shareholders of the Fund approve the New Agreement. The terms of the Interim Agreement are identical to those of the Prior Agreement, except for the duration (i.e., 150 days) and the date of the Interim Agreement.

Information about Sarofim

Sarofim, a Texas corporation formed in 1958 with a principal place of business located at 2907 Two Houston Center, 909 Fannin Street, Houston, Texas 77010, is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Sarofim is a wholly-owned subsidiary of The Sarofim Group, Inc., which is wholly owned by current, active employees of Sarofim and members of the Sarofim family. Sarofim SGI Voting Trust is the majority shareholder of The Sarofim Group, Inc. As of March 31, 2022, the Adviser had approximately $28.1 billion in assets under management.

Listed below are the names and titles of each principal executive officer and director of Sarofim. The principal place of business, and the business address of each principal executive officer and director of Sarofim is 2907 Two Houston Center, 909 Fannin Street, Houston, Texas 77010.

Name	Position Held With Sarofim
Raye Gillis White	Director, Executive Vice President, Secretary, Treasurer, Chief Compliance Officer
Charles Edmund Sheedy	Senior Vice President
William Gentry Lee, Jr.	Director, Chief Executive Officer and Chief Investment Officer
Alan Robert Christensen	President and Head of Investment Risk
Christopher Binyon Sarofim	Director and Chairman
Reynaldo Reza	Director

No officers or trustees of the Trust hold positions with Sarofim or its affiliates.

Sarofim currently acts as a sub-adviser to one other registered investment company with similar investment objectives to that of the Fund. The table below sets forth certain information with respect to the assets allocated to Sarofim of such other investment company.

Fund Name	Fee Schedule	Approximate Net Assets (as of March 31, 2022)
BNY Mellon Appreciation Fund, Inc.	0.2175% of Fund assets	$2,407

Section 15(f) of the 1940 Act

Because the Transaction was considered to have resulted in a change of control of Sarofim under the 1940 Act resulting in the assignment of the Prior Agreement, Sarofim intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Sarofim has confirmed that the Transaction will not impose an unfair burden on the Fund within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). At the present time, at least 75% of the Trustees are classified as Independent Trustees. Sarofim anticipates that for a period of three years following the closing of the Transaction, at least 75% of the members of the Board will not be interested persons of Sarofim.

Board Considerations in Approving the New Agreement

In preparation for the Board Meeting, the Trustees requested that Sarofim furnish information necessary to evaluate the Transaction and the terms of the New Agreement. The Trustees used this information and other information that other service providers of the Fund submitted to the Board in connection with the Board Meeting to help them decide whether to approve the New Agreement for an initial term. In addition to the foregoing materials, the Board also considered information that Sarofim and the other service providers of the Fund submitted to the Board in connection with the most recent annual renewal of the Prior Agreement, which occurred on May 23-24, 2022 (the “May 2022 Renewal Meeting”), when considering to approve the New Agreement.

Specifically, the Board requested and received written materials from Sarofim and other service providers of the Fund regarding, among other things: (i) the terms, conditions, and timing of the Transaction and the implications of the Transaction on Sarofim’s business and the pre- and post-Transaction structure of Sarofim; (ii) the nature, extent and quality of the services to be provided by Sarofim under the New Agreement; (iii) Sarofim’s operations; (iv) the proposed advisory fee to be paid to Sarofim under the New Agreement; (v) Sarofim’s compliance program; and (vi) Sarofim’s investment management personnel.

In considering the approval of the New Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by Sarofim; (ii) the investment performance of the Fund and Sarofim; and (iii) the fee to be paid to Sarofim under the New Agreement, as discussed in further detail below. In addition, the Board, in considering the New Agreement in the context of the Transaction, relied upon representations from Sarofim that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Fund by Sarofim under the New Agreement as compared to the Prior Agreement; (ii) Sarofim did not anticipate any material changes to its compliance program or code of ethics in connection with the Transaction; (iii) the portfolio managers for the Fund, aside from Mr. Fayez S. Sarofim, were not expected to change in connection with the Transaction; (iv) Sarofim will provide the same advisory services to the Fund on the same terms under the New Agreement as Sarofim provided under the Prior Agreement; (v) the advisory fee rate paid by the Fund to Sarofim under the Prior Agreement will remain unchanged under the New Agreement; and (vii) under the New Agreement, the Fund would continue to be managed pursuant to the same investment process, strategy and investment approach as the Prior Agreement. As a result of the foregoing representations from Sarofim, the Board determined that it was reasonable to take into account the conclusions the Board made when considering and evaluating the annual renewal of the Prior Agreement for Sarofim at the May 2022 Renewal Meeting as part of its considerations to approve the New Agreement and recommend the approval of the New Agreement to the Funds’ Shareholders. As part of their evaluation, the Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and Sarofim.

The discussion below outlines the materials and information presented to the Board in connection with the Board Meeting and, as applicable, the May 2022 Renewal Meeting, and the conclusions made by the Board when determining to approve the New Agreement.

Nature, Extent and Quality of Services Provided by Sarofim

In considering the nature, extent and quality of the services to be provided by Sarofim, the Board reviewed the portfolio management services to be provided by Sarofim to the Fund, including the quality of the continuing portfolio management personnel, the resources available to Sarofim after the consummation of the Transaction and Sarofim’s compliance history and compliance program. The Trustees reviewed the terms of the proposed New Agreement, and they noted that the New Agreement has the same advisory fee and same terms as the Prior Agreement. The Trustees also reviewed Sarofim’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (Form ADV) for Sarofim also was available to the Board. The Trustees also considered other services to be provided to the Fund by Sarofim such as monitoring adherence to the Fund’s investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by Sarofim under the New Agreement would be satisfactory.

Investment Performance of Sarofim

In connection with its meetings held during the course of the trailing 12-month period, including the May 2022 Renewal Meeting, the Board was provided with reports regarding the Fund’s performance over various time periods. As part of these meetings, Sarofim and its representatives provided information regarding and, as applicable, led discussions of factors impacting, Sarofim’s performance for the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that it was appropriate to take into account their consideration of Sarofim’s performance at the May 2022 Renewal Meeting, at which time the Trustees noted that although the Fund had underperformed relative to its benchmark, the S&P 500 Index, for the one-year trailing period ended March 31, 2022, the Fund had outperformed its benchmark over longer-term trailing periods. Based on this information and Sarofim’s representation that the portfolio managers for the Fund, aside from Mr. Fayez S. Sarofim, were not expected to change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that Sarofim had been able to achieve for the Fund were sufficient to support approval of the New Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fee payable to Sarofim under the New Agreement is the same as the investment advisory fee payable to Sarofim under the Prior Agreement. Accordingly, the Board determined that it was appropriate to take into account their consideration of the investment advisory fee payable to Sarofim under the Prior Agreement at the May 2022 Renewal Meeting, at which time the Board concluded that the advisory fee payable to Sarofim was reasonable in light of the nature and quality of the services rendered by Sarofim. Based on the foregoing, the Board concluded, within the context of its full deliberations, that the advisory fee payable to Sarofim under the New Agreement was reasonable in light of the nature and quality of the services expected to be rendered by Sarofim.

With respect to profitability, the Board determined that it was appropriate to take into account their consideration of Sarofim’s profitability at the May 2022 Renewal Meeting, at which time the Board concluded that the profit margins of Sarofim with respect to the management of the Fund were not unreasonable. Based on the foregoing, the Board concluded, within the context of its full deliberations, that the profit margins of Sarofim with respect to the management of the Fund under the New Agreement were not expected to be unreasonable.

The Board considered Sarofim’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders, as presented in the Board materials for the May 2022 Renewal Meeting. The Board further considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers, at the May 2002 Renewal Meeting. In recognition that the investment advisory fee payable to Sarofim under the New Agreement is the same as the investment advisory fee payable to Sarofim under the Prior Agreement, the Board determined that it was appropriate to take into account their consideration of economies of scale at the May 2022 Renewal Meeting, at which time the Board concluded that the advisory fee under the Prior Agreement was reasonable in light of the information that was provided to the Trustees by Sarofim with respect to economies of scale. Based on the foregoing, the Board concluded, within the context of its full deliberations, that the advisory fee under the New Agreement was reasonable in light of the information that was provided to the Trustees by Sarofim with respect to economies of scale. In its considerations of economies of scale, the Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis.

Conclusion

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s approval of the New Agreement at the Board Meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Agreement, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by Sarofim to the Fund and that the appointment of Sarofim as adviser and the approval of the New Agreement would be in the best interest of the Fund and its Shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Trustees, unanimously approved the New Agreement.

In evaluating the background and conclusions discussed above, Shareholders should consider:

•	In reaching its determination regarding the approval of the New Agreement, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above; and

•	In their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSAL.

ADDITIONAL INFORMATION

Other Service Providers

SEI Investments Global Funds Services (“SEIGFS”) serves as the Fund’s administrator. SEI Investments Distribution Co. (“SIDCO”) serves as the Fund’s distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Payment of Expenses

Sarofim will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Fund will not incur any of these expenses.

Commissions Paid to Affiliated Brokers

During the Fund’s most recently completed fiscal year ended December 31, 2021, the Fund did not pay any commissions to any affiliated brokers.

Beneficial Ownership of Shares

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the Shares. As of the Record Date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

Name and Address	Number of Shares	Percent
[●]	[●]	[●]%

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees, and/or on the records of the Trust’s transfer agent.

Annual and Semi-Annual Report to Shareholders

For a free copy of the Fund’s annual report dated December 31, 2021, which covers the period from January 1, 2021 to December 31, 2021, or semi-annual report dated June 30, 2021, which covers the period from January 1, 2021 to June 30, 2021, Shareholders may call 1-855-727-6346 or write to the Fund at: Sarofim Equity Fund, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Sarofim Equity Fund, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101).

Submission of Shareholder Proposals

The Trust is organized as a voluntary association (commonly known as a business trust) under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting, including a recommendation for nominations to fill vacancies on the Board, should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement because inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Voting and Other Matters

If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend the Meeting in-person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in-person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Fund at 1-855-727-6346.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, including Sarofim, who will not be paid for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by Sarofim, not the Fund.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card.

If your shares are held of record by a broker-dealer, you may still attend the Meeting, but if you wish to vote during the course of the Meeting, you must first obtain a “legal proxy” from the applicable nominee/record holder. We note that obtaining a legal proxy may take several days. Legal proxies must be submitted to AST Fund Solutions by [2:00 p.m., Eastern Time, on [●], 2022]. The presence at the Meeting or by proxy of shareholders of the Fund holding at least a majority of the total number of shares of the Fund that are entitled to vote as of the Record Date constitutes a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present; however, they will have the effect of a vote AGAINST the Proposal.

“Broker non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Proposal.

However, pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment advisory agreement as contemplated by the Proposal. Because the Proposal is considered non-routine and is the only proposal expected to be voted on at the Meeting, the Trust does not expect to receive any broker non-votes in connection with this solicitation. Accordingly, the Trust expects that broker non-votes will have no impact on establishing quorum or the votes cast for or against the Proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Abstentions and “broker non-votes” (if any) will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. Sarofim will bear the costs of any additional solicitation or any adjourned sessions.

No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, BY TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

Appendix A

FORM OF

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (the "Agreement") made as of this ____ day of __________, 2022 by and between THE ADVISORS' INNER CIRCLE FUND (the "Trust"), a Massachusetts voluntary association (commonly known as a business trust) registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and FAYEZ SAROFIM & CO., (the "Adviser"), a Texas corporation with its principal place of business at Two Houston Center, Suite 2907, Houston, TX 77010-1014.

W I T N E S S E T H

WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (the "Fund"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1. The Adviser's Services.

(a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Fund. In such capacity, the Adviser shall, subject to the supervision of the Board of Trustees of the Trust (the “Board”), regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with the investment objectives and policies of the Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall have full investment discretion and act on behalf of the Fund with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including by taking such steps as may be necessary to implement such advice and recommendations (e.g., placing orders), as well as with respect to all other such things necessary or incidental to the furtherance or conduct or such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over the Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise investment policies governing the management of the Fund's assets. The investment policies and investment actions of the Fund are, and shall at all times be, subject to the control and direction of the Board.

(b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting the Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

(c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Fund's securities to the Adviser. So long as proxy voting authority for the Fund has been delegated to the Adviser, the Adviser shall exercise such authority in accordance with its proxy voting policies and procedures, a copy of which has been furnished to the Board. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

The Adviser is authorized to instruct the Fund's custodian and/or broker(s) to forward promptly to the Adviser or designate service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of the Fund (other than materials relating to legal proceedings against the Fund). The Adviser may also instruct the Fund's custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Adviser is authorized to engage a service provider or proxy voting services with respect to the proxy voting responsibilities described herein. The Trust shall direct the Fund's custodian and/or broker(s) to provide any assistance requested by the Adviser in facilitating the use of a service provider. In no event shall the Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Adviser, consistent with the Adviser's written proxy voting policies and procedures, may refrain from voting a proxy if, in the Adviser's discretion, refraining from voting would be in the best interests of the Fund and its shareholders.

(d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or the Board the information required to be supplied under this Agreement.

The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be (i) delivered to the Trust upon the termination of this Agreement, and (ii) available to the Board during the Adviser’s normal business hours.

(e) Holdings Information and Pricing. The Adviser shall provide the Board with reports regarding Fund holdings that may be reasonably requested by the Board, and may, on its own initiative and from time to time, furnish the Trust and the Board with whatever information the Adviser believes appropriate for keeping the Board informed of important developments affecting the Fund and the Adviser. The Adviser agrees to notify the Trust promptly if the Adviser reasonably believes, in its discretion, that the value of any security held by the Fund may not reflect the security's fair value. The Adviser agrees to provide to the Trust, its Board and/or any Fund pricing agent, upon such party's reasonable request, any pricing information available to the Adviser for purpose of assisting in the determination of the fair value or any asset held by the Fund for which market quotations are not readily available or as otherwise required by the Trust's valuation procedures for the purpose of calculating the Fund's net asset value in accordance with Rule 22c-1 under the 1940 Act, a copy of which have been provided to the Adviser.

(f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

2. Code of Ethics. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), which it has provided to the Trust. Consistent with Rule 17j-1, the Adviser shall use reasonable diligence and institute procedures reasonably necessary to prevent violations of its Code of Ethics. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon reasonable request, the Adviser shall provide the Trust with (i) a copy of the Adviser's current Code of Ethics and any amendments thereto, as applicable, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust's Board. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the response of or sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of its Code of Ethics, whether or not such violation relates to a security held by the Fund.

3. Information and Reporting. The Adviser shall provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a) Notification of Breach / Compliance Reports. The Adviser shall notify the Trust's chief compliance officer immediately upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding the Fund's compliance with its investment objectives and policies, and applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to seek to correct promptly any violation of the investment policies, subject to orderly disposition of assets by the Adviser in its sole discretion, and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications as may be required to complete such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) that the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court or regulatory body, involving (A) the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class) or (B) the compliance by the Adviser with the federal or state securities laws; or (ii) of an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(b) Board and Filings Information. The Adviser will provide the Trust with any information reasonably requested by the Trust regarding the Adviser’s management of the Fund’s assets, as such information is required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-PORT, Form N-PX, Form N-CEN, amended registration statement, proxy statement, or supplement to the Prospectus required to be filed by the Trust with the Commission. Upon the reasonable advance request of the Trust or the Board, the Adviser will arrange for officers or employees of the Adviser to be available to meet with the Board from time to time as may be necessary or appropriate to review the Adviser's investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c) Transaction Information. The Adviser shall maintain records relating to portfolio transactions on behalf of the Fund and the placing and allocation of brokerage orders as are required to be maintained by the Fund under the 1940 Act. Upon the reasonable request of the Trust, copies of any such information concerning portfolio transactions shall be provided by the Adviser to the Trust or its designated agent as may be necessary for the Trust to monitor the Fund's compliance with applicable law regarding portfolio transactions. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4. Brokerage.

(a) Principal Transactions. In connection with purchases or sales of securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act or the rules and regulations thereunder.

(b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for the Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer provided that the difference is reasonably justified by other aspects or the portfolio execution services offered. The Adviser may select a broker-dealer that also provides brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Adviser or any of its affiliates exercises investment discretion. The Adviser is authorized to pay a broker-dealer that provides such brokerage and research services a commission for executing portfolio transactions for the Fund which is in excess or the amount of commission another broker-dealer would have charged for effecting such transactions if the Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and one or more of its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review any commissions paid by the Fund to determine if such commissions, paid over representative periods of time, were reasonable in relation to the services and benefits provided to the Fund. The Adviser will promptly communicate to the officers and Trustees such information relating to transactions for the Fund as may be reasonably requested.

(c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate sales and purchase orders for securities or other assets of the fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. In such event, the Adviser will allocate the orders as to price and amount, and allocate any expenses incurred in the transaction, in a manner the Adviser reasonably considers to be equitable over time to each account and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Adviser's fees for services under this Agreement.

5. Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of the Fund.

6. Allocation of Charges and Expenses. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments. Notwithstanding the foregoing, the Adviser may enter into a written expense limitation or reimbursement agreement with the Fund, subject to approval by the Board.

7. Representations, Warranties and Covenants.

(a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV Part I and 2A as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments or updates to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c) Fund Disclosure Documents. The Adviser will, in connection with any disclosures, reports or filings with the SEC regarding Fund that may be required by applicable law, review the Prospectus, summary prospectus of the Fund (if any), periodic reports to shareholders, Form N-CSR, Form N-PORT, Form N-PX, and Form N-CEN of the Trust and advertising and sales material, as each may relate to the Fund (collectively the "Disclosure Documents") and has been provided to the Adviser for review on a timely basis: The Adviser represents and warrants that information provided by the Adviser for inclusion in such Disclosure Documents will not, to the Adviser's reasonable knowledge, contain an untrue statement of any material fact or omit any statement of material fact required to be stated therein to make the statements therein not misleading.

(d) Use Of The Name. The Adviser has the right to use the name "Fayez Sarofim" and/or “Sarofim” and any derivation thereof (collectively, the “Name”) in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the Name as necessary in connection with the management and operation of the Fund. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that, in the Adviser’s judgment, would adversely affect or prejudice the rights of the Adviser or the Trust to use the Name.

(e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount, as determined in the Adviser’s discretion. The Adviser shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon the Trust’s reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.

(h) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8. The Name. The Adviser grants to the Trust a license to use the Name as part of the name of the Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of the Funds is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of a Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of a Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

9. Adviser's Compensation. The Fund shall pay to the Adviser, as compensation for the Adviser's services hereunder, an investment advisory fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be based on the Fund’s average daily net assets and shall be computed daily and paid not less than monthly in arrears by the Fund.

The method for determining net assets of the Fund for purposes hereof shall be the same as the method for determining net assets for of the Fund as described in the Fund's Prospectus. In the event of termination of this Agreement, the fee provided in this Section 9 shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10. Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed to be an agent of the Trust or the Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11. Assignment and Amendments. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act. No amendment of this Agreement shall be effective until approved by vote of a majority of the Fund’s outstanding voting securities, if such approval is required by the 1940 Act or other applicable law.

12. Duration and Termination.

The Trust represents that this Agreement and the retention of the Adviser to provide the services set forth herein have been, or will be prior to the effective date, approved by the Trust, the Board and/or the shareholders or the Fund, as necessary, in accordance with applicable law. This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a) The Trust may cause this Agreement to terminate and without payment of any penalty either (i) by vote of its Board or (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund, in each case upon sixty (60) days’ prior written notice to the Adviser.

(b) The Adviser may cause this Agreement to terminate at any time and without payment of any penalty upon sixty (60) days’ prior written notice to the Trust.

(c) This Agreement shall continue in effect for two years from the date of its execution and shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13. Certain Definitions. For the purposes of this Agreement:

(a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b)  "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14. Liability of the Adviser.

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund's Disclosure Documents.

(b) The Adviser shall be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment made by the Adviser in contravention of: (i) any investment policy, guideline or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Adviser; or (ii) applicable law, including but not limited to the 1940 Act and the Code (including but not limited to the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as "Improper Investments").

(c) The Adviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any such person, an "Indemnified Party") against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a breach by the Adviser of this Agreement or of the representations and warranties made by the Adviser herein; (ii) any Improper Investment; (iii) any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Adviser's performance or non-performance of its duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust. Neither party to this Agreement shall be responsible or liable for any failure or delay in performance or its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

15. Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

16. Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

17. Change in the Adviser's Ownership. The Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Adviser within a reasonable time prior to such change being effected.

18. Notice. All notices shall be in writing and shall be deemed to have been duly given if delivered personally or if mailed by registered mail, postage prepaid, to the following respective addresses until a different address is specified in writing by a party to the other party:

To the Trust:

The Advisors· Inner Circle Fund

One Freedom Valley Drive

Oaks. PA 19456

To the Adviser:

Fayez Sarofim & Co.

Two Houston Center, Suite 2907

Houston, TX 77010

Fax:

E-mail:

19. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of Commonwealth of Massachusetts and the Adviser consents to the jurisdiction of courts, both state or federal, in Massachusetts, with respect to any dispute under this Agreement.

20. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

20. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

THE ADVISORS' INNER CIRCLE FUND, on behalf of the Fund(s) listed on Schedule A

By:
Name:	Michael Beattie
Title:	President

FAYEZ SAROFIM & CO.

By:
Name:
Title:

SCHEDULE A

to the

INVESTMENT ADVISORY AGREEMENT

dated __________, 2022 between
THE ADVISORS' INNER CIRCLE FUND
and
FAYEZ SAROFIM & CO.

The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the Fund in accordance with the following fee schedule:

Fund	Rate
Sarofim Equity Fund	0.50%

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-877-361-7971 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPESETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

SAROFIM EQUITY FUND

A SERIES OF THE ADVISORS' INNER CIRCLE FUND

The undersigned, revoking prior proxies, hereby appoints Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Sarofim Equity Fund (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust"), to be held at the offices of SEI Investments Company, One Freedom Drive, Oaks, PA 19456, on September 23, 2022 at 10:00 a.m. Eastern Time, or at any adjournment or postponement thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-877-361-7971**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 23, 2022. The proxy statement for this meeting is available at:

vote.proxyonline.com/aic/docs/sarofim.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

SAROFIM EQUITY FUND

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the Proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement between Fayez Sarofim & Co. and the Trust, on behalf of the Fund.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]